(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
August 31, 2002


Senior High
Income
Portfolio, Inc.


www.mlim.ml.com


Senior High Income Portfolio, Inc. seeks to provide shareholders with as high a level of current income as is consistent with its investment policies and prudent investment management by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes.

This report, including the financial information herein, is transmitted to shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Senior High Income Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Senior High Income Portfolio, Inc.


DEAR SHAREHOLDER


Investment Approach
Senior High Income Portfolio, Inc. is comprised of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank markets contain similar industry sectors and often have overlapping issuers. As result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are usually senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are typically floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed income bonds.


Market Review
The high-yield bond market continued its post-September 11, 2001 rally into the beginning of 2002 only to experience a new wave of volatility. Declining default rates reversed their trends as a number of giant fallen angels migrated into our market. Underlying investor concern regarding corporate misbehavior that brought much of this about was fueled by investor flight from the market, adding further volatility. For example, during the 14-week period ended July 31, 2002, 10 of the 14 weeks saw mutual fund outflows. The market was so disrupted, in fact, that we saw several planned bond and equity issues postponed indefinitely.


Fund Performance
For the six months ended August 31, 2002, the Fund had a total return of -8.79%, based on a change in per share net asset value from $5.40 to $4.64, and assuming reinvestment of $.311 per share income dividends. For the same period, the Fund's benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High Yield Index and the CSFB Leveraged Loan Index, had a total return of -1.41%. For the six months ended August 31, 2002, the net annualized yield of the Fund's Common Stock was 13.30%.

The cable and utility industries displaced telecommunications as the industries most responsible for the Fund's underperformance. Pricing weakness, which had already spread from wired to wireless telecommunications, spread further to cable, following the Adelphia Communications Corp. bankruptcy and scandal. For example, during the six months ended August 31, 2002, we saw the price of our $5 million Century Cable Holdings LLC (an Adelphia Communications subsidiary) loan decline in price from 99 to 70. We believe the weakness in cable is unwarranted given the industry's maturity, consistency and well-established valuation methodology. In fact, these valuations are so well established that the presiding judge in the Adelphia Communications bankruptcy case ordered that current interest be paid on our Adelphia Communications subsidiary bank debt. We believe that some of the pricing pressure on the portfolio is non-credit related and is a result of factors such as the possibility of more negative surprises coming from Corporate America, for example, the financial reporting problems may be more systemic than originally anticipated. Another example of this is our exposure to Mission Energy Holdings, which represented 2.4% of the portfolio at August 31, 2002. Mission Energy is a subsidiary of Edison International of California and was created exclusively to purchase the non-nuclear generating assets of the former Commonwealth Edison. Mission Energy, along with other electrical generators, suffered derivative damage from the activities and well-publicized accounting malpractices of energy traders that undermined the investment community's confidence. When a major customer only partially renewed power purchase contracts, leaving Mission Energy potentially overexposed to the vagaries of the spot power market, our bonds plunged from above par to 42.



Senior High Income Portfolio, Inc., August 31, 2002


Investment Activity
We continue to shade the portfolio in favor of bonds. This strategy was originally adopted in an effort to recapture net asset value but took on greater urgency following the series of post-September 11, 2001 interest rate cuts and their impact on the three-month London InterBank Offering Rate by which most of the Fund's loans are priced. Our efforts at re-establishing net asset value have been hampered by the widespread corporate defaults. However, we have had some success maintaining the yield, which partially offset a decline in the Fund's net asset value.


In Conclusion
We are seeing our faith in the wireless sector rewarded by strengthening prices (for example, Nextel Communications, Inc.) and are confident the same is likely for our cable and utility names. We will continue to maintain the portfolio's shift in favor of bonds while looking for value-added trades within the bond portfolio. We thank you for your investment in Senior High Income Portfolio, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kevin J. Booth)
Kevin J. Booth
Vice President and Portfolio Manager



(Joseph Matteo)
Joseph Matteo
Vice President and Portfolio Manager



September 30, 2002


PROXY RESULTS

During the six-month period ended August 31, 2002, Senior High
Income Portfolio, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on May 23, 2002. The description of the proposal and number of shares voted are as follows:

                                                                           Shares Voted    Shares Withheld
                                                                                For          From Voting
1. To elect the Portfolio's Board of Directors:   Terry K. Glenn            49,085,864       1,629,452
                                                  Ronald W. Forbes          49,141,871       1,573,445
                                                  Cynthia A. Montgomery     49,056,479       1,658,837
                                                  Charles C. Reilly         49,029,063       1,686,253
                                                  Kevin A. Ryan             49,106,323       1,608,993
                                                  Roscoe S. Suddarth        49,056,888       1,658,428
                                                  Richard R. West           49,147,254       1,568,062
                                                  Edward D. Zinbarg         49,057,243       1,658,073



Senior High Income Portfolio, Inc., August 31, 2002


THE BENEFITS AND RISKS OF LEVERAGING


Senior High Income Portfolio, Inc. (the "Fund") has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Senior High Income Portfolio, Inc., August 31, 2002


PORTFOLIO PROFILE


As of August 31, 2002


                                           Percent of
Ten Largest Debt Holdings                 Total Assets

Muzak Audio, Term B, due 12/31/2006            2.8%
Nextel Communications, Inc., 9.50%
due 2/01/2011                                  2.1
Ainsworth Lumber Company, 12.50%
due 7/15/2007                                  1.8
US Industries Inc., 7.125% due
10/15/2003                                     1.7
Wyndham International Inc., Term,
due 6/30/2006                                  1.6
Extended Stay America, 9.15%
due 3/15/2008                                  1.6
US West Communications, 8.875% due
6/01/2031                                      1.5
Mission Energy Holdings, 13.50% due
7/15/2008                                      1.4
Majestic Star LLC, 10.875% due 7/01/2006       1.4
Iasis Health, Term B, due 9/30/2006            1.3


                                           Percent of
Five Largest Industries                   Total Assets

Cable Television Services                     12.3%
Gaming                                         8.2
Hotels & Motels                                7.0
Utilities                                      6.9
Energy                                         6.4


                                           Percent of
Quality Ratings                            Long-Term
S&P/Moody's                               Investments

BBB/Baa                                       31.2%
BB/Ba                                         21.8
B/B                                           50.9
CCC/Caa                                        7.3
CC/Ca                                          1.0
D/D                                            1.0
NR (Not Rated)                                14.8


                                           Percent of
Breakdown of Investments                   Long-Term
by Country                                Investments

United States                                 91.7%
Canada                                         5.5
Poland                                         0.3
Mexico                                         0.6
Kyrgyzstan                                     0.8
United Kingdom                                 0.3
Bahamas                                        0.3
Cayman Islands                                 0.3
Argentina                                      0.1
Netherlands                                    0.1



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Joseph Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, NY 10286


NYSE Symbol
ARK



Senior High Income Portfolio, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS

                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                            Value
Advertising--                                    Petry Media Corporation:+++++
0.8%              NR*        NR*   $ 2,273,041      Term A, due 8/09/2004                                   $     1,829,798
                  NR*        NR*     1,775,822      Term B, due 8/09/2004                                           177,582
                                                                                                            ---------------
                                                                                                                  2,007,380

Amusement &                                      Metro-Goldwyn-Mayer, Inc.:
Recreational      B+         B1      4,000,000      10.50% due 2/01/2010                                          4,140,000
Services--2.5%    BB-        Ba3     1,750,000      Term B, due 6/30/2008+++++                                    1,751,094
                  B          B2        550,000   Vail Resorts Inc., 8.75% due 5/10/2010 (b)                         558,250
                                                                                                            ---------------
                                                                                                                  6,449,344

Apparel--1.1%                                    Arena Brands, Inc.:+++++
                  NR*        NR*       600,261      Revolver, due 6/01/2003                                         560,343
                  NR*        NR*       134,504      Term A, due 6/01/2003                                           126,487
                  NR*        NR*     1,854,568      Term B, due 6/01/2003                                         1,749,043
                  BB         B1        350,000   Russell Corporation, 9.25% due 5/01/2010 (b)                       357,875
                                                                                                            ---------------
                                                                                                                  2,793,748

Automotive        B+         B1      1,429,273   Citation Corporation, Term B, due 12/01/2007+++++                1,264,907
Equipment--3.8%   CCC+       B3      5,000,000   Delco Remy International Inc., 10.625% due 8/01/2006             3,450,000
                  NR*        NR*     3,635,000   ++Key Plastics, Inc., 10.25% due 3/15/2007 (e)                         363
                  B          B3      1,750,000   Metaldyne Corporation, 11% due 6/15/2012 (b)                     1,535,625
                  CCC+       Caa1    1,875,000   Tenneco Automotive Inc., 11.625% due 10/15/2009                  1,462,500
                                                 Venture Holdings Trust:
                  CCC-       Caa1    3,325,000      9.50% due 7/01/2005                                           1,837,063
                  CC         B3        700,000      12% due 6/01/2009 (e)                                           168,000
                                                                                                            ---------------
                                                                                                                  9,718,458

Broadcast/        NR*        NR*     3,045,444   Gocom Communications, LLC, Term B, due 12/31/2007+++++           2,923,626
Radio &                                          Granite Broadcasting:+++++
TV--6.4%          CCC        Caa1    1,750,000      Term A, due 4/15/2004                                         1,745,625
                  CCC        Caa1    1,500,000      Term B, due 4/15/2004                                         1,496,250
                  B-         B3      1,000,000   Nexstar Finance Inc. LLC, 12% due 4/01/2008                      1,045,000
                  NR*        Caa3    5,000,000   ++Radio Unica Corp., 0/11.75% due 8/01/2002                      2,762,500
                  B-         B3      3,375,000   Spanish Broadcasting System, 9.625% due 11/01/2009               3,417,188
                                                 Young Broadcasting Inc.:
                  B-         B3      2,000,000      9% due 1/15/2006                                              1,855,000
                  B-         B3      1,000,000      8.75% due 6/15/2007                                             907,500
                                                                                                            ---------------
                                                                                                                 16,152,689

Building &        B          B2      5,500,000   Champion Home Builders, 11.25% due 4/15/2007 (b)                 3,575,000
Construction--
1.4%

Building          NR*        NR*     3,150,000   Formica Corporation, 10.875% due 3/01/2009 (e)                     819,000
Materials--1.0%                                  Paint Sundry Brands Corporation:+++++
                  NR*        NR*       886,076      Term, due 8/11/2008                                             735,443
                  NR*        NR*       523,975      Term B, due 8/11/2005                                           508,256
                  NR*        NR*       436,198      Term C, due 8/11/2006                                           423,112
                                                                                                            ---------------
                                                                                                                  2,485,811


Senior High Income Portfolio, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)

                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                            Value
Cable Television                                 CSC Holdings Inc.:
Services--16.4%   BB+        B1    $   800,000      7.25% due 7/15/2008                                     $       660,000
                  BB+        B1      1,000,000      7.625% due 7/15/2018                                            755,000
                                                 Century Cable Holdings LLC, Term:+++++
                  NR*        NR*     5,000,000      due 6/30/2009                                                 3,521,875
                  D          Caa1    3,000,000      due 12/31/2009                                                2,111,250
                                                 Charter Communications:
                  B+         B2      5,000,000      10% due 4/01/2009                                             3,475,000
                  B-         B2      2,000,000      11.125% due 1/15/2011                                         1,400,000
                  B-         B2      2,500,000      ++0/9.92% due 04/11/2011                                      1,200,000
                  B-         B2      1,000,000      10% due 5/15/2011                                               695,000
                  BBB-       Ba3     2,493,750      Term, due 9/18/2008+++++                                      2,150,859
                                                 Classic Cable Inc.:+++++
                  NR*        NR*       133,333      Debtor in Possession, due 11/15/2002                            133,333
                  CCC+       NR*     2,596,849      Term C, due 1/31/2008                                         2,051,511
                  B          B3      3,000,000   Coaxial Communications/Phoenix, 10% due 8/15/2006                2,565,000
                  CCC+       Caa1    1,672,000   ++Coaxial LLC/Coaxial Finance, 0/12.875% due 8/15/2003           1,086,800
                  B          B1      2,000,000   Echostar Broadband Corporation, 10.375% due 10/01/2007           2,040,000
                                                 Echostar DBS Corporation:
                  B+         B1        700,000      9.25% due 2/01/2006                                             696,500
                  B+         B1      3,275,000      9.375% due 2/01/2009                                          3,258,625
                  BB+        Ba3     4,000,000   Insight Midwest, Term B, due 12/31/2009+++++                     3,745,832
                  NR*        NR*     3,750,000   Mallard Cable, Term B, due 9/30/2008+++++ (e)                    1,875,000
                  B+         B2      2,000,000   Mediacom LLC, 9.50% due 1/15/2013                                1,630,000
                  CC         Ca        750,000   Multicanal SA, 10.50% due 4/15/2018 (e)                             90,000
                  D          B2      4,000,000   Olympus Cable Holdings LLC, Term B, due 9/30/2010+++++           3,209,092
                  B+         B1      1,970,000   Pegasus Communications, Term, due 4/30/2005+++++                 1,773,000
                  NR*        NR*     1,575,000   ++Supercanal Holdings SA, 11.50% due 5/15/2005 (b)(e)               47,250
                                                 Telewest Communications PLC:
                  C          Ca      5,000,000      9.625% due 10/01/2006                                           750,000
                  C          Ca      2,900,000      9.875% due 2/01/2010                                            435,000
                                                 United Pan-Europe Communications NV (e):
                  D          Ca      3,000,000      ++10.875% due 8/01/2009                                         105,000
                  D          Ca      5,000,000      11.25% due 2/01/2010                                            175,000
                                                                                                            ---------------
                                                                                                                 41,635,927

Chemicals--5.1%   BB         Ba3     1,250,000   Arco Chemical Company, 9.80% due 2/01/2020                       1,026,563
                  BB+        B1      2,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                       1,770,000
                  B          B3        575,000   Foamex LP/Capital Corporation, 10.75% due 4/01/2009 (b)            529,000
                  B          B3      1,000,000   Huntsman International LLC, 9.875% due 3/01/2009 (b)             1,025,000
                  B+         B2      1,350,000   ISP Holdings, Inc., 10.625% due 12/15/2009                       1,161,000
                                                 Lyondell Chemical Company:
                  BB         Ba3     1,250,000      9.50% due 12/15/2008                                          1,212,500
                  B+         B2      2,000,000      10.875% due 5/01/2009                                         1,760,000
                  BB         Ba3     2,000,000      11.125% due 7/15/2012                                         2,060,000
                  NR*        NR*     2,318,324   Pinnacle Polymers, Term B, due 12/31/2004+++++                   2,318,324
                                                                                                            ---------------
                                                                                                                 12,862,387



Senior High Income Portfolio, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)

                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                            Value
Computer Related  NR*        NR*   $ 1,435,653   Bridge Information Systems, Term B, due
Products--0.1%                                   5/29/2005+++++ (e)                                         $       229,704

Consumer          BB+        Ba3     1,500,000   American Greetings, 11.75% due 7/15/2008                         1,627,500
Products--3.4%    B-         Caa2    1,050,000   Home Products International Inc., 9.625% due 5/15/2008             945,000
                  CCC+       B3      7,000,000   US Industries Inc., 7.125% due 10/15/2003                        5,967,500
                                                                                                            ---------------
                                                                                                                  8,540,000

Electronics/      D          C       3,232,000   Advanced Glassfiber Yarn, 9.875% due 1/15/2009                     969,600
Electrical                                       Amkor Technology Inc.:
Components--      B          B1      3,000,000      9.25% due 5/01/2006                                           2,190,000
2.9%              B          B1      3,300,000      9.25% due 2/15/2008                                           2,409,000
                  B          Caa2    1,000,000   High Voltage Engineering, 10.75% due 8/15/2004                     360,000
                  BBB-       Ba1     2,000,000   Mirant Americas General LLC, 7.625% due 5/01/2006                1,340,000
                                                                                                            ---------------
                                                                                                                  7,268,600

Energy--9.0%      BB-        Ba3     2,000,000   Belco Oil & Gas Corp., 8.875% due 9/15/2007                      2,040,000
                  CCC+       Caa1    1,000,000   Continental Resources, 10.25% due 8/01/2008                        857,500
                  NR*        NR*     1,408,064   Dresser Inc., Term B, due 4/10/2009+++++                         1,415,357
                  BB-        B1        400,000   El Paso Energy Partners, 8.50% due 6/01/2011                       394,000
                  CCC+       Caa1    1,500,000   Energy Corp. of America, 9.50% due 5/15/2007                       988,125
                  NR*        C       2,000,000   Kelly Oil & Gas Corp., 10.375% due 10/15/2006 (e)                  700,000
                  B          B2      3,675,000   Lone Star Technologies, 9% due 6/01/2011                         3,454,500
                  B-         Caa1    2,500,000   Mission Resources Corporation, 10.875% due 4/01/2007             1,800,000
                  B+         Ba2     2,000,000   Northwest Pipeline Corporation, 0.625% due 12/01/2007            1,800,000
                  B+         B2      3,000,000   Nuevo Energy Company, 9.50% due 6/01/2008                        3,030,000
                  BBB-       NR*     1,496,250   Pride International, Term, due 6/14/2007+++++                    1,501,394
                  BB-        Ba3     2,000,000   Vintage Petroleum, 8.25% due 5/01/2012                           2,000,000
                                                 WH Energy Services, Term B:+++++
                  NR*        NR*       493,750      due 4/16/2007                                                   495,602
                  NR*        NR*     2,358,000      due 4/25/2007                                                 2,366,842
                                                                                                            ---------------
                                                                                                                 22,843,320

Environmental--   D          NR*     3,200,000   IT Group Inc., 11.25% due 4/01/2009 (e)                                320
0.0%

Financial         NR*        Ba3     4,000,000   Highland Legacy Limited Co., 8.17% due 6/01/2011 (b)(f)          3,940,000
Services--2.3%    NR*        NR*       500,000   Investcorp SA, Term, due 10/21/2008+++++                           503,450
                  NR*        Ba3     1,000,000   Pennant CBO Limited, 13.43% due 3/14/2011 (b)                      985,000
                                                 SKM-Libertyview CBO Limited (b):
                  NR*        Baa2    1,500,000      8.71% due 4/10/2011                                             300,000
                  NR*        Ba3     1,000,000      11.91% due 4/10/2011                                            150,000
                                                                                                            ---------------
                                                                                                                  5,878,450

Food & Kindred    NR*        Ba2     3,366,563   Dean Foods Company, Term B, due 7/15/2008+++++                   3,376,851
Products--2.1%    BB+        Ba2     1,980,000   International Multi-Foods Corporation, Term B,
                                                 due 2/28/2008+++++                                               1,990,076
                                                                                                            ---------------
                                                                                                                  5,366,927



Senior High Income Portfolio, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)

                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                            Value
Forest                                           Ainsworth Lumber Company:
Products--3.6%    B-         B3    $ 6,180,000      12.50% due 7/15/2007 (c)                                $     6,427,200
                  B-         B3      2,000,000      13.875% due 7/15/2007                                         2,160,000
                  B+         B3        550,000   Millar Western Forest, 9.875% due 5/15/2008                        511,500
                                                                                                            ---------------
                                                                                                                  9,098,700

Gaming--11.5%     B+         Ba3     1,222,511   Ameristar Casinos Inc., Term B, due 12/20/2006+++++              1,229,541
                  B+         B1      1,150,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                     1,190,250
                                                 Hollywood Park Inc.:
                  CCC+       Caa1    5,275,000      9.25% due 2/15/2007                                           4,694,750
                  CCC+       Caa1    2,000,000      9.50% due 8/01/2007                                           1,820,000
                  BB-        Ba2       997,500   Isle of Capri Casinos, Inc., Term B, due 4/25/2008+++++          1,003,200
                  B          B2      2,000,000   Jacobs Entertainment, 11.875% due 2/01/2009 (b)                  2,050,000
                  B+         B2      1,800,000   Marina District Finance Co., Term B, due 5/31/2007+++++          1,791,000
                  BB+        Ba2     4,000,000   Park Place Entertainment, 8.125% due 5/15/2011                   4,065,000
                  B          B2      3,850,000   Peninsula Gaming LLC, 12.25% due 7/01/2006 (d)                   3,850,000
                  B-         B3      3,000,000   Penn National Gaming Inc., 11.125% due 3/01/2008                 3,240,000
                  B+         B2      1,000,000   Sun International Hotels, 8.875% due 8/15/2011                   1,003,750
                  CC         Caa3    1,700,000   Trump Atlantic City Associates/Funding Inc., 11.25%
                                                 due 5/01/2006                                                    1,232,500
                  B-         Caa1    2,000,000   Venetian Casino/LV Sands, 11% due 6/15/2010 (b)                  2,007,500
                                                                                                            ---------------
                                                                                                                 29,177,491

Health Care       B+         Ba2     2,500,000   Fresenius Medial Capital Trust IV, 7.875% due 6/15/2011          2,062,500
Providers--0.8%

Health            BB-        Ba3       995,382   Da Vita, Term B, due 3/31/2009+++++                                998,680
Services--5.2%    B+         B1      4,692,312   Iasis Healthcare Corporation, Term B, due 9/30/2006+++++         4,694,828
                  B+         B1      1,985,000   MedPointe Inc., Term B, due 9/30/2008+++++                       1,996,166
                  NR*        NR*     4,088,492   Mediq/Prn Life Support Services, Tranche B, due
                                                 6/13/2003+++++                                                   3,802,298
                  B-         B3      1,675,000   Vanguard Health Systems, 9.75% due 8/01/2011                     1,691,750
                                                                                                            ---------------
                                                                                                                 13,183,722

Hotels &          B          B2      6,000,000   Extended Stay America, 9.15% due 3/15/2008                       5,685,000
Motels--9.9%                                     HMH Properties, Inc.:
                  BB-        Ba3     1,075,000      7.875% due 8/01/2008                                          1,021,250
                  BB-        Ba3     1,600,000      8.45% due 12/01/2008                                          1,550,000
                  D          NR*     4,520,000   Lodgian Financing Corp., 12.25% due 7/15/2009 (e)                2,531,200
                  B          B2      5,000,000   Majestic Star LLC, 10.875% due 7/01/2006                         5,025,000
                                                 Wyndham International, Inc.:+++++
                  NR*        NR*     1,473,585      Increasing Rate Term, due 6/30/2004                           1,233,667
                  NR*        NR*     9,735,956      Term, due 6/30/2006                                           8,126,598
                                                                                                            ---------------
                                                                                                                 25,172,715



Senior High Income Portfolio, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)

                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                            Value
Industrial--      B          B2    $ 1,800,000   Coinmach Corporation, 9% due 2/01/2010                     $     1,845,000
Consumer          CC         Caa3    1,000,000   Key3Media Group Inc., 11.25% due 6/15/2011                         190,000
Services--5.2%    B+         B1     10,725,882   Muzak LLC, Term B, due 12/31/2006+++++                          10,243,218
                  BB-        Ba3     1,000,000   SC John, Term B, due 9/15/2009+++++                              1,006,484
                                                                                                            ---------------
                                                                                                                 13,284,702

Leasing & Rental                                 National Equipment Services:
Services--1.1%    B          Caa3    1,000,000      10% due 11/30/2004                                              675,000
                  B          Caa3      500,000      10% due 11/30/2004                                              337,500
                  CCC        Ca        500,000   Neff Corp., 10.25% due 6/01/2008                                   235,000
                  B          B3      1,675,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                    1,440,500
                                                                                                            ---------------
                                                                                                                  2,688,000

Manufacturing--   B          Ba1       955,166   Blount Inc., Term B, due 6/30/2006+++++                            941,137
2.0%              NR*        Caa2    1,932,000   Fairfield Manufacturing Company Inc., 9.625% due
                                                 10/15/2008                                                         927,360
                  B+         B2        475,000   The Manitowoc Company Inc., 10.50% due 8/01/2012 (b)               490,438
                  B+         B3        300,000   NMHG Holding Company, 10% due 5/15/2009                            303,000
                  B          B2      1,900,000   Terex Corporation, 9.25% due 7/15/2011                           1,866,750
                  B          B3        650,000   Trimas Corporation, 9.875% due 6/15/2012 (b)                       643,500
                                                                                                            ---------------
                                                                                                                  5,172,185

Metals &                                         Ispat International N.V.:+++++
Mining--2.3%      BB         Ba3     1,776,000      Term B, due 7/15/2005                                         1,247,640
                  BB         Ba3     1,776,000      Term C, due 7/15/2006                                         1,247,640
                  BB-        B1        675,000   Oregon Steel Mills Inc., 10% due 7/15/2009 (b)                     696,094
                  D          NR*       875,000   Pen Holdings Inc., 9.875% due 6/15/2008 (e)                        271,250
                  B+         B1      2,000,000   Russel Metals Inc., 10% due 6/01/2009 (e)                        2,060,000
                                                 Wheeling-Pittsburg Corp., Term (e):+++++
                  NR*        Caa3    2,500,000      due 11/15/2006                                                   75,000
                  NR*        Caa3    3,500,000      due 11/15/2006                                                  105,000
                                                                                                            ---------------
                                                                                                                  5,702,624

Packaging--0.7%   B-         B3        750,000   Berry Plastics, 10.75% due 7/15/2012                               765,000
                  B-         Caa1      900,000   Pliant Corporation, 13% due 6/01/2010                              904,500
                  NR*        Ca      4,000,000   Spinnaker Industries Inc., 10.75% due 10/15/2006 (e)                   400
                                                                                                            ---------------
                                                                                                                  1,669,900

Paper--2.2%       B+         B2        250,000   Graphic Packaging Corporation, 8.625% due 2/15/2012                253,750
                                                 Stone Container Corporation:
                  B          B2      1,800,000      8.375% due 7/01/2012 (b)                                      1,818,000
                  B+         Ba3     2,630,769      Term B, due 6/30/2009+++++                                    2,631,756
                  B+         Ba3       969,231      Term C, due 6/30/2009+++++                                      969,594
                                                                                                            ---------------
                                                                                                                  5,673,100


Senior High Income Portfolio, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)

                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                            Value
Petroleum                                        Giant Industries, Inc.:
Refineries--4.3%  B          B3    $ 5,000,000      9% due 9/01/2007                                        $     4,000,000
                  B          B3      2,000,000      11% due 5/15/2012 (b)                                         1,460,000
                  NR*        NR*     3,444,790   Premcor Inc., Term, due 11/15/2004+++++                          3,065,863
                                                 Tesoro Petroleum Corp.:
                  B+         B2      2,000,000      9% due 7/01/2008                                              1,480,000
                  BB+        Ba3       993,910      Term B, due 12/31/2007+++++                                     907,440
                                                                                                            ---------------
                                                                                                                 10,913,303

Printing &        B          B2        400,000   Can West Media Inc., 10.625% due 5/15/2011 (h)                     418,000
Publishing--1.2%  BB+        Baa3    1,250,000   Readers Digest, Term B, due 6/30/2008+++++                       1,240,625
                  B-         B3      1,500,000   T/SF Communications Corp., 10.375% due 11/01/2007                1,455,000
                                                                                                            ---------------
                                                                                                                  3,113,625

Property          B-         B2      1,600,000   Corrections Corporation of America, 9.875% due
Management--                                     5/01/2009 (b)                                                    1,632,000
0.6%

Retail            BB-        Ba3     2,250,000   Advanced Stores, Term C, due 11/30/2007+++++                     2,259,376
Specialty--1.7%   BBB+       Ba1     1,905,882   Shoppers Drug Mart, Term F, due 2/04/2009+++++                   1,913,029
                                                                                                            ---------------
                                                                                                                  4,172,405

Satellite         NR*        B1      2,425,000   Satelites Mexicanos SA, 6.32% due 6/30/2004 (b)(f)               2,124,906
Telecommunications
Distribution
Systems--0.8%

Textile Mill      NR*        NR*     3,000,000   Galey & Lord, Inc., 9.125% due 3/01/2008 (e)                       495,000
Products--0.2%

Tower                                            American Tower Systems Corporation:
Construction &    B-         Caa1    4,000,000      9.375% due 2/01/2009                                          2,480,000
Leasing--3.0%     BB-        B2      2,000,000      Term B, due 12/31/2007+++++                                   1,671,876
                                                 Crown Castle International Corporation:
                  B          B3        500,000      9% due 5/15/2011                                                310,000
                  B          B3      1,875,000      9.375% due 8/01/2011                                          1,171,875
                  B          B3      3,000,000      9.50% due 8/01/2011                                           1,875,000
                                                                                                            ---------------
                                                                                                                  7,508,751

Transportation    D          NR*     2,000,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (b)(e)                 340,000
Services--0.1%



Senior High Income Portfolio, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)

                   S&P     Moody's      Face
Industries+++    Ratings   Ratings     Amount                 Corporate Debt Obligations                            Value
Utilities--9.9%   B          B2    $ 4,500,000   The AES Corporation,  8.50% due 11/01/2007                 $     1,485,000
                  NR*        NR*     3,750,000   AES EDC Funding II LLC, Term, due 10/06/2003+++++                2,662,500
                  NR*        Ba3     1,500,000   AES New York Funding, LLC, Term, due 2/28/2005+++++              1,247,500
                  BB         B3      4,000,000   CMS Energy Corporation, 8.50% due 4/15/2011                      3,080,000
                  BB         Ba2     1,500,000   CMS Panhandle Holding Company, 6.50% due 7/15/2009               1,301,704
                  B+         B1      1,500,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008                 825,000
                                                 Calpine Corporation:
                  B+         B1      1,300,000      8.50% due 2/15/2011                                             682,500
                  BBB-       Ba3     2,000,000      Term B, due 5/31/2004+++++                                    1,731,428
                                                 Mission Energy Holding Co.:
                  BB-        Ba2    12,000,000      13.50% due 7/15/2008                                          5,040,000
                  NR*        NR*     1,298,701      Term A, due 7/02/2006+++++                                      711,039
                  NR*        NR*     3,701,299      Term B, due 7/02/2006+++++                                    2,026,461
                  BB         Ba2     2,500,000   Southern California Edison Company, Term B, due
                                                 2/28/2005+++++                                                   2,475,000
                                                 Western Resources Inc.:
                  BB-        Ba2       800,000      9.75% due 5/01/2007 (b)                                         734,351
                  BBB-       Ba1     1,000,000      Term N, due 5/31/2005+++++                                      975,000
                                                                                                            ---------------
                                                                                                                 24,977,483

Waste             B+         B2      3,000,000   Allied Waste North America, 10% due 8/01/2009                    2,955,000
Management--      B          B3         97,000   Stericycle Inc., 12.375% due 11/15/2009                            110,580
1.2%                                                                                                        ---------------
                                                                                                                  3,065,580

Wired             B-         Caa1    3,450,000   Fairpoint Communications, 12.50% due 5/01/2010                   2,380,500
Telecommuni-      NR*        NR*     2,152,200   Pacific Crossing Ltd., Term B-1, due 7/28/2006+++++ (e)            220,600
cations--3.9%     B-         B3      2,500,000   Time Warner Telecom LLC, 9.75% due 7/15/2008                     1,137,500
                  B-         Ba3     6,565,000   US West Communications, 8.875% due 6/01/2031                     5,252,000
                  NR*        NR*     3,237,292   WCI Capital, Debtor in Possession, due 12/31/2002+++++ (e)         242,797
                                                 Williams Communications Group Inc. (e):
                  NR*        NR*     2,250,000      10.70% due 10/01/2007                                           264,375
                  D          NR*       500,000      10.875% due 10/01/2009                                           58,750
                  D          Ca      1,950,000   WorldCom, Inc., 8% due 5/15/2006                                   268,125
                                                                                                            ---------------
                                                                                                                  9,824,647

Wireless                                         Centennial Cellular:+++++
Telecommuni-      B+         B1      2,647,896      Term B, due 5/30/2007                                         1,803,217
cations--5.7%     B+         B1      2,326,319      Term C, due 11/30/2007                                        1,579,570
                  B-         C       4,900,000   ++Microcell Telecommunications, 0/12% due 6/01/2009                 18,375
                                                 Nextel Communications, Inc.:
                  B          B3      2,000,000      ++0/12% due 9/15/2007                                         1,630,000
                  B          B3     10,000,000      9.50% due 2/01/2011                                           7,600,000
                  B+         B2        475,000   ++PTC International Finance BV, 0/10.75% due 7/01/2007             472,625
                  B+         B1        750,000   PTC International Finance II SA, 11.25% due 12/01/2009             744,375
                  B-         Ca        792,005   Telesystem International Wireless, 14% due 12/30/2003              558,364
                                                                                                            ---------------
                                                                                                                 14,406,526

                                                 Total Investments in Corporate Debt Obligations
                                                 (Cost--$456,725,335)--135.4%                                   343,267,930



Senior High Income Portfolio, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (concluded)

                                        Shares
Industries+++                            Held                     Equity Investments                             Value
Advertising--0.0%                       13,020   Petry Media Corporation (Warrants)(a)                      $             0

Automotive                           4,130,972   Cambridge Liquidating Trust                                        200,352
Equipment--0.1%

Cable Television                         2,500   Adelphia Communications (Preferred)                                  2,500
Services--1.0%                          42,174   CSC Holdings Inc. (c)                                            2,530,440
                                       615,733   Supercanal Holdings SA (Warrants)(a)                                     6
                                                                                                            ---------------
                                                                                                                  2,532,946

Financial Services--0.0%                 1,500   Olympic Financial Limited (Warrants)(a)                                 15

Gaming--0.1%                            27,112   Peninsula Gaming LLC (Warrants)(a)                                 162,670

Health Services--0.0%                   10,284   Mediq Inc. (Preferred Stock)                                             0

Metals & Mining--0.0%                   18,279   Geneva Steel Holdings Corp. (e)                                      1,097
                                         5,732   Geneva Steel Holdings Corp. (Rights)(g)                                  0
                                                                                                            ---------------
                                                                                                                      1,097

Printing & Publishing--1.1%            150,000   NewsCorp Overseas Ltd. (Preferred)                               2,865,000

Textile Mill Products--0.0%            900,000   Global Manufacturing Liquidation Trust                                   9

Wired                                    6,858   AT&T Canada Inc. (e)                                               219,662
Telecommunications--0.1%

Wireless                                 3,000   McCaw International Ltd. (Warrants)(a)(b)                               30
Telecommunications--0.0%

Television--0.1%                         1,000   Pegasus Satellite                                                  190,000

                                                 Total Equity Investments (Cost--$8,958,072)--2.5%                6,171,781



                                         Face
                                        Amount                  Short-Term Investments
Commercial Paper**--0.9%           $ 2,380,000   General Motors Acceptance Corp., 1.98% due 9/03/2002             2,380,000

                                                 Total Short-Term Investments (Cost--$2,380,000)--0.9%            2,380,000

Total Investments (Cost--$468,063,407)--138.8%                                                                  351,819,711
Liabilities in Excess of Other Assets--(38.8%)                                                                 (98,277,316)
                                                                                                            ---------------
Net Assets--100.0%                                                                                          $   253,542,395
                                                                                                            ===============


*Not Rated.
**Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
++Represents a zero coupon or step bond; a step bond will commence its accrual at a fixed rate of interest on a predetermined date until maturity.
+++Breakdown is as a percent of net assets.
+++++Floating rate corporate debt in which the Portfolio invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as London Inter-Bank Offered Rate
("LIBOR"), (ii) the prime rate offered by one or more major United
States banks or (iii) the certificate of deposit rate. Floating rate corporate debt is generally considered to be restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to its disposition.
Corporate loans represent 43.3% of the Portfolio's net assets.
(a)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d)Each $1,000 face amount contains 7.042 convertible preferred membership interests of Peninsula Gaming LLC.
(e)Non-income producing security.
(f)Floating rate note.
(g)Each Equity Right entitles the Portfolio to purchase one share of New Preferred Stock at a price of $10.80 per Equity Right.
(h)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was $418,000, representing 0.2% of net assets.

                        Acquisition
Issue                       Date           Cost          Value

Can West Media Inc.,
  10.625% due 5/15/2011  5/10/2001      $  391,044     $  418,000
                                        ----------     ----------
Total                                   $  391,044     $  418,000
                                        ==========     ==========

See Notes to Financial Statements.


Senior High Income Portfolio, Inc., August 31, 2002


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of August 31, 2002
Assets:         Investments, at value (identified cost--$468,063,407)                                        $  351,819,711
                Cash                                                                                                 61,421
                Interest receivable                                                                               7,518,691
                Deferred facility fees                                                                                5,461
                Prepaid expenses and other assets                                                                    30,634
                                                                                                             --------------
                Total assets                                                                                    359,435,918
                                                                                                             --------------

Liabilities:    Loans                                                                                           105,600,000
                Payables:
                   Investment adviser                                                      $      139,925
                   Interest on loans                                                               53,972
                   Commitment fees                                                                  3,875           197,772
                                                                                           --------------
                Deferred income                                                                                      84,966
                Accrued expenses and other liabilities                                                               10,785
                                                                                                             --------------
                Total liabilities                                                                               105,893,523
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  253,542,395
                                                                                                             ==============

Capital:        Common Stock, par value $.10 per share; 200,000,000 shares
                authorized (54,696,515 shares issued and outstanding)                                        $    5,469,652
                Paid-in capital in excess of par                                                                506,080,667
                Undistributed investment income--net                                       $    2,560,772
                Accumulated realized capital losses on investments--net                     (144,239,088)
                Unrealized depreciation on investments--net                                 (116,329,608)
                                                                                           --------------
                Total accumulated losses--net                                                                 (258,007,924)
                                                                                                             --------------
                Total capital--Equivalent to $4.64 net asset value per share of
                Common Stock (market price--$4.82)                                                           $  253,542,395
                                                                                                             ==============

See Notes to Financial Statements.


Senior High Income Portfolio, Inc., August 31, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations

                                                                                                   For the Six Months Ended
                                                                                                            August 31, 2002
Investment      Interest                                                                                     $   18,984,797
Income:         Dividends                                                                                           231,203
                Facility and other fees                                                                             105,336
                                                                                                             --------------
                Total income                                                                                     19,321,336
                                                                                                             --------------

Expenses:       Loan interest expense                                                      $    1,219,786
                Investment advisory fees                                                        1,015,605
                Borrowing costs                                                                   114,589
                Professional fees                                                                  63,736
                Accounting services                                                                58,310
                Transfer agent fees                                                                26,279
                Directors' fees and expenses                                                       25,927
                Listing fees                                                                       19,871
                Printing and shareholder reports                                                   17,334
                Custodian fees                                                                     14,572
                Pricing services                                                                    5,317
                Other                                                                              19,844
                                                                                           --------------
                Total expenses                                                                                    2,601,170
                                                                                                             --------------
                Investment income--net                                                                           16,720,166
                                                                                                             --------------

Realized &      Realized loss on investments--net                                                              (12,131,804)
Unrealized      Change in unrealized depreciation on investments--net                                          (29,633,779)
Loss on                                                                                                      --------------
Investments--   Total realized and unrealized loss on investments--net                                         (41,765,583)
Net:                                                                                                         --------------
                Net Decrease in Net Assets Resulting from Operations                                         $ (25,045,417)
                                                                                                             ==============

See Notes to Financial Statements.


Statements of Changes in Net Assets

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                              August 31,        February 28,
Increase (Decrease) in Net Assets:                                                               2002               2002
Operations:     Investment income--net                                                     $   16,720,166    $   38,129,692
                Realized loss on investments--net                                            (12,131,804)      (62,079,579)
                Change in unrealized depreciation on investments--net                        (29,633,779)       (3,634,077)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from operations                         (25,045,417)      (27,583,964)
                                                                                           --------------    --------------

Dividends to    Dividends to shareholders from investment income--net                        (16,966,746)      (38,498,128)
Shareholders:                                                                              --------------    --------------

Capital Share   Value of shares issued to Common Stock shareholders in
Transactions:   reinvestment of dividends                                                       1,566,965         2,724,880
                                                                                           --------------    --------------
                Net increase in net assets resulting from capital share transactions            1,566,965         2,724,880
                                                                                           --------------    --------------

Net Assets:     Total decreasein net assets                                                  (40,445,198)      (63,357,212)
                Beginning of period                                                           293,987,593       357,344,805
                                                                                           --------------    --------------
                End of period*                                                             $  253,542,395    $  293,987,593
                                                                                           ==============    ==============

                *Undistributed investment income--net                                      $    2,560,772    $    2,807,352
                                                                                           ==============    ==============

See Notes to Financial Statements.


Senior High Income Portfolio, Inc., August 31, 2002


FINANCIAL INFORMATION (continued)

Statement of Cash Flows

                                                                                                   For the Six Months Ended
                                                                                                            August 31, 2002
Cash Provided   Net decrease in net assets resulting from operations                                         $ (25,045,417)
by Operating    Adjustments to reconcile net decrease in net assets resulting from operations
Activities:     to net cash provided by operating activities:
                   Decrease in receivables                                                                          442,967
                   Decrease in other assets                                                                          21,997
                   Increase in other liabilities                                                                      5,505
                   Realized and unrealized loss on investments--net                                              41,765,583
                   Amortization of premium and discount--net                                                    (2,832,189)
                                                                                                             --------------
                Net cash provided by operating activities                                                        14,358,446
                                                                                                             --------------

Cash Provided   Proceeds from sales and paydowns of long-term investments                                       149,013,022
by Investing    Purchases of long-term investments                                                            (131,328,136)
Activities:     Proceeds from sales and maturities of short-term investments--net                                 4,915,903
                                                                                                             --------------
                Net cash provided by investing activities                                                        22,600,789
                                                                                                             --------------

Cash Used       Cash receipts of borrowings                                                                      13,000,000
for Financing   Cash payments on borrowings                                                                    (35,000,000)
Activities:     Dividends paid to shareholders                                                                 (15,399,781)
                                                                                                             --------------
                Net cash used for financing activities                                                         (37,399,781)
                                                                                                             --------------

Cash:           Net decrease in cash                                                                              (440,546)
                Cash at beginning of period                                                                         501,967
                                                                                                             --------------
                Cash at end of period                                                                        $       61,421
                                                                                                             ==============

Cash Flow       Cash paid for interest                                                                       $    1,194,954
Information:                                                                                                 ==============

Non-Cash        Capital shares issued on reinvestment of dividends paid to shareholders                      $    1,566,965
Financing                                                                                                    ==============
Activities:

See Notes to Financial Statements.


Senior High Income Portfolio, Inc., August 31, 2002


FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios
have been derived from information                           For the Six                             For the      For the
provided in the financial statements.                        Months Ended     For the Year Ended    Year Ended   Year Ended
                                                              August 31,         February 28,        Feb. 29,     Feb. 28,
Increase (Decrease) in Net Asset Value:                          2002        2002          2001        2000         1999
Per Share       Net asset value, beginning of period           $   5.40     $   6.63     $   7.54     $   8.40     $   9.37
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income--net++                            .31          .70          .82          .88          .87
                Realized and unrealized loss on
                investments--net                                  (.76)       (1.22)        (.89)        (.86)        (.95)
                                                               --------     --------     --------     --------     --------
                Total from investment operations                  (.45)        (.52)        (.07)          .02        (.08)
                                                               --------     --------     --------     --------     --------
                Less dividends from investment income--net        (.31)        (.71)        (.84)        (.88)        (.89)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of period                 $   4.64     $   5.40     $   6.63     $   7.54     $   8.40
                                                               ========     ========     ========     ========     ========
                Market price per share, end of period          $   4.82     $   5.89     $   6.64     $ 6.5625     $  8.125
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share           (8.79%)+++      (8.03%)         .28%        1.11%       (.87%)
Investment                                                     ========     ========     ========     ========     ========
Return:**       Based on market price per share             (13.13%)+++         .16%       15.39%      (9.02%)     (11.26%)
                                                               ========     ========     ========     ========     ========

Ratios to       Expenses, excluding interest expense              .94%*         .95%         .90%         .98%         .90%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Expenses                                         1.78%*        2.46%        3.59%        3.45%        2.99%
                                                               ========     ========     ========     ========     ========
                Investment income--net                          11.43%*       11.83%       11.92%       11.73%        9.87%
                                                               ========     ========     ========     ========     ========

Leverage:       Amount of borrowings (in thousands)            $105,600     $127,600     $141,200     $127,000     $199,000
                                                               ========     ========     ========     ========     ========
                Average amount of borrowings outstanding
                during the period (in thousands)               $117,889     $128,203     $146,163     $175,899     $174,240
                                                               ========     ========     ========     ========     ========
                Average amount of borrowings outstanding
                per share during the period                    $   2.16     $   2.37     $   2.71     $   3.26     $   3.26
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)       $253,542     $293,988     $357,345     $406,045     $452,559
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                               34.19%       47.93%       30.15%       46.11%       68.52%
                                                               ========     ========     ========     ========     ========

*Annualized.
**Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Senior High Income Portfolio, Inc., August 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are often commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Senior High Income Portfolio, Inc., August 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the six months ended August 31, 2002, the Fund reimbursed FAM
$5,500 for certain accounting services.

During the six months ended August 31, 2002, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, $489 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 2002 were $131,328,136 and $149,013,022, respectively.

Net realized losses for the six months ended August 31, 2002 and net unrealized losses as of August 31, 2002 were as follows:


                                       Realized        Unrealized
                                        Losses           Losses

Long-term investments             $ (12,131,804)     $(116,243,696)
Unfunded corporate loans                      --           (85,912)
                                  --------------     --------------
Total                             $ (12,131,804)     $(116,329,608)
                                  ==============     ==============




Senior High Income Portfolio, Inc., August 31, 2002


As of August 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $116,243,696, of which $3,419,881 related to appreciated securities and $119,663,577 related to depreciated securities. The aggregate cost of investments at August 31, 2002 for Federal income tax purposes was $468,063,407.


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended August 31, 2002 and for the year ended February 28, 2002 increased by 299,902 and 459,354, respectively, as a result of dividend reinvestment.


5. Unfunded Corporate Loans:
As of August 31, 2002, the Fund had unfunded loan commitments of $3,042,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                              Unfunded
                                             Commitment
Borrower                                   (in thousands)

Arena Brands, Inc.                            $1,092
Classic Cable Inc.                               700
Granite Broadcasting                           1,250


6. Short-Term Borrowings:
On May 30, 2002, the Fund renewed its $155,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lender.

For the six months ended August 31, 2002, the average amount borrowed was approximately $117,889,000 and the daily weighted average interest rate was 1.03%.


7. Subsequent Event:
On September 5, 2002, an ordinary income dividend of $.050241 was declared. The dividend was paid on September 30, 2002, to shareholders of record on September 17, 2002.


8. Capital Loss Carryforward:
On February 28, 2002, the Fund had a net capital loss carryforward of approximately $117,544,395, of which $7,097,962 expires in 2003; $12,057,150 expires in 2004; $733,844 expires in 2005; $4,282,847 expires in 2007; $12,755,214 expires in 2008; $25,658,795 expires in
2009; and $54,958,583 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.